UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 8, 2026
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

TX	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2800 Post Oak Boulevard, Suite 2700, Houston, TX 77056
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest, $.01 par value	CPT	NYSE
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, there were 104,726,511 common shares outstanding. Of this amount, 2,003,396 common shares were held in the Company’s deferred benefit plans and were not entitled to vote. At the Annual Meeting, 95,836,749 common shares were voted in person or by proxy. The Company’s shareholders voted on the following matters at the Annual Meeting:
1.Election of eleven Trust Managers nominated by the Board of Trust Managers to hold office for a one-year term;

2.On an advisory basis, approval of the executive compensation disclosed in the Proxy Statement;

3.Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026;
4.Approval of the Amended and Restated 2018 Share Incentive Plan;
5.Approval of the Amended and Restated 2018 Employee Share Purchase Plan; and

Each of these matters was approved by the requisite number of shareholder votes. The results of the shareholder votes are set forth below.

Board of Trust Managers

	Affirmative	Negative	Abstentions
Richard J. Campo	89,473,209	2,523,769	34,597
Javier E. Benito	91,735,055	262,731	33,789
Heather J. Brunner	91,881,678	116,350	33,547
Mark D. Gibson	91,959,025	38,468	34,082
Scott S. Ingraham	82,844,643	9,147,232	39,700
Alexander J. Jessett	91,244,734	749,094	37,747
Renu Khator	90,631,162	1,366,621	33,792
D. Keith Oden	90,580,233	1,415,390	35,952
Frances Aldrich Sevilla-Sacasa	79,613,393	12,378,900	39,282
Steven A. Webster	82,639,759	9,351,022	40,794
Kelvin R. Westbrook	89,619,414	2,372,510	39,651

There were 3,805,174 broker non-votes with respect to the election of Trust Managers.

Approval, on an Advisory Basis, of Executive Compensation

Affirmative	Negative	Abstentions	Broker Non-Votes
85,323,173	5,941,847	766,555	3,805,174

Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions	Broker Non-Votes
91,296,297	4,507,775	32,677	-0-

Amended and Restated 2018 Share Incentive Plan

Affirmative	Negative	Abstentions	Broker Non-Votes
86,189,971	5,777,922	63,682	3,805,174

Amended and Restated 2018 Employee Share Purchase Plan

Affirmative	Negative	Abstentions	Broker Non-Votes
91,935,360	56,524	39,691	3,805,174

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number Title

104 Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2026
CAMDEN PROPERTY TRUST

By:    /s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting Officer